Exhibit 10.1

AMENDMENT NO 1. TO TAX RECEIVABLE AGREEMENT

This AMENDMENT NO. 1 TO TAX RECEIVABLE AGREEMENT (this “Amendment”), dated as of April 9, 2021, is hereby entered into by and among Open Lending Corporation (f/k/a Nebula Parent Corp.), a Delaware corporation (“Parent”), the person listed as the Blocker Holder on the signature pages hereto (the “Blocker Holder”) and the undersigned persons listed as Beneficiaries on the signature pages hereto, with respect to the Tax Receivable Agreement, dated as of June 10, 2020 (as amended, restated, supplemented and/or otherwise modified from time to time the “Agreement”), by and among Parent, the Blocker Holder, the Beneficiaries and certain other parties thereto.

RECITALS

WHEREAS, Parent, the Blocker Holder, the Beneficiaries (including the undersigned Beneficiaries) and certain other persons are party to the Agreement;

WHEREAS, pursuant to Section 7.6 of the Agreement, the Agreement may be amended if such amendment is approved in writing by Parent and by the Beneficiaries or the Blocker Holder who would be entitled to receive at least two-thirds of the Early Termination Payments payable to all Beneficiaries and the Blocker Holder thereunder if the Company had exercised its right of early termination under Section 4.2 thereof (such persons, the “Requisite Holders”); provided that no such amendment shall be effective if such amendment will have a materially disproportionate effect on the payments certain Beneficiaries or the Blocker Holder may receive under this Agreement unless certain other conditions are met;

WHEREAS, the Blocker Holder and the undersigned Beneficiaries constitute the Requisite Holders;

WHEREAS, Parent has determined that this Amendment will not have a materially disproportionate effect on the payments any of the Beneficiaries or the Blocker Holder may receive under the Agreement; and

WHEREAS, Parent and the undersigned Requisite Holders desire to amend the Agreement as set forth herein.

NOW, THEREFORE, in consideration of the foregoing and the respective covenants and agreements set forth herein, and intending to be legally bound hereby, Parent, the Blocker Holder and the undersigned Beneficiaries agree as follows:

1.     Amendment of Agreement. This Amendment shall be deemed an amendment to the Agreement and shall become effective and binding upon each of the parties to the Agreement in accordance with its terms when executed and delivered by Parent and the Requisite Holders. To the extent there is a conflict or inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment will control. Unless otherwise specifically defined herein or as may otherwise be specified, each capitalized term used herein (including the preamble and recitals hereto) but not otherwise defined herein shall have the meaning assigned to such term in the Agreement. Each reference in the Agreement to “this Agreement”, “hereunder”, “hereby”, “hereof” or words of like import shall mean and be a reference to the Agreement as amended and supplemented by this Amendment. Except as expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms.

2.     Amount of Payment. Section 4.4(b) of the Agreement is hereby amended and restated in its entirety as follows:

(b)     Amount of Payment. The “Early Termination Payment” payable to a Beneficiary or the Blocker Holder pursuant to Section 4.4(a) shall equal 40% of all Tax Benefit Payments (other than any Actual Interest Amounts) that would be required to be paid by Parent to such Beneficiary or the Blocker Holder, beginning from the Early Termination Effective Date and using the Valuation Assumptions.

3.     Valuation Assumptions. Clause (6) in the definition of “Valuation Assumptions” in Section 1.1. of the Agreement is hereby amended and restated in its entirety as follows:

(6)    any payment obligations pursuant to this Agreement will be satisfied on January 20th of the year following the date that any Tax Return to which such payment obligation relates is required to be filed excluding any extensions.

4.     Early Termination Rate. The definition of “Early Termination Rate” in Section 1.1. of the Agreement is hereby deleted in its entirety.

5.     Early Termination Notice. Section 4.3 of the Agreement is hereby amended and restated in its entirety as follows:

4.3    Early Termination Notice. If Parent chooses to exercise its right of early termination under Section 4.2 above, Parent shall deliver to the Beneficiaries and the Blocker Holder a notice of Parent’s decision to exercise such right (an “Early Termination Notice”) and a schedule (the “Early Termination Schedule”) showing the amount of the Early Termination Payment. The date on which the Early Termination Notice and the Early Termination Schedule are delivered in accordance with this Section 4.3 shall be the “Early Termination Reference Date.”

6.     Representation and Warranty of Parent. Parent represents and warrants to the other parties hereto that the execution and delivery by Parent of this Amendment has been duly and validly authorized by all necessary corporate action on the part of Parent.

7.     Representation and Warranty of the Blocker Holder. The Blocker Holder represents and warrants to the other parties hereto that the execution and delivery by the Blocker Holder of this Amendment has been duly and validly authorized by all necessary limited partnership action on the part of the Blocker Holder.

8.     Representation and Warranty of the Beneficiaries. Each undersigned Beneficiary that is an entity and not an individual represents and warrants, solely on behalf of itself, to the other parties hereto that the execution and delivery by such Beneficiary of this Amendment has been duly and validly authorized by all necessary corporate or other applicable company action on the part of such Beneficiary.

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9.     Counterparts. This Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties hereto, it being understood that all parties hereto need not sign the same counterpart. Delivery of an executed signature page to this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually signed counterpart of this Amendment.

10.     Entire Agreement; No Third Party Beneficiaries. This Amendment and the Agreement constitute the entire agreement and supersede all prior agreements and understandings, both written and oral, among the parties to the Agreement with respect to the subject matter hereof. This Amendment shall be binding upon and inure solely to the benefit of the parties to the Agreement and their respective successors and permitted assigns, and nothing in this Amendment, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Amendment; provided, that the Beneficiary Representative shall be a third party beneficiary entitled to enforce this Amendment.

11.     Governing Law. This Amendment shall be governed by, and construed in accordance with, the law of the State of Delaware, without regard to the conflicts of laws principles thereof that would mandate the application of the laws of another jurisdiction.

12.     Severability. If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

13.     Successors; Waiver.

(a)     Successors. All of the terms and provisions of this Amendment shall be binding upon, and shall inure to the benefit of and be enforceable by, the parties to the Agreement and their respective successors, assigns, heirs, executors, administrators and legal representatives. Parent shall require and cause any direct or indirect successor (whether by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of Parent, by written agreement, expressly to assume and agree to perform this Amendment in the same manner and to the same extent that Parent would be required to perform if no such succession had taken place.

(b)     Waiver. No failure by any Party to insist upon the strict performance of any covenant, duty, agreement, or condition of this Amendment, or to exercise any right or remedy consequent upon a breach thereof, shall constitute a waiver of any such breach or any other covenant, duty, agreement, or condition.

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14.     Titles and Subtitles. The headings and titles of the sections and subsections of this Amendment are for convenience of reference only and are not to be considered in construing this Amendment.

[Signature Page Follows]

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IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

PARENT:

OPEN LENDING CORPORATION

By:	/s/ Charles Jehl
Name: Charles Jehl
Title: Chief Financial Officer

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BLOCKER HOLDER:

BREGAL SAGEMOUNT I, L.P.

For and on behalf of Bregal Sagemount I, L.P., acting by its general partner Bregal North America General Partner Jersey Limited

By:	/s/ Colin James Dow
Name:	Colin James Dow
Title:	Director

By:	/s/ Paul Andrew Bradshaw
Name:	Paul Andrew Bradshaw
Title:	Director

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY (if such Person is an entity):

By:
Name:
Title:

BENEFICIARY (if such Person is an individual):

/s/ John J. Flynn
Name:	John J. Flynn

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY (if such Person is an entity):

By:
Name:
Title:

BENEFICIARY (if such Person is an individual):

/s/ Ross M. Jessup
Name: Ross M. Jessup

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY (if such Person is an entity):
Bregal Investments, Inc.

By:	/s/ Michelle S. Riley
Name:	Michelle S. Riley
Title:	Secretary

BENEFICIARY (if such Person is an individual):

Name:

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Aidan David Lawson 2018 Trust

By:	/s/ Brett Lawson
Name:	Brett Lawson
Title (if applicable): Trustee

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Ameriprise Trust FBO Craig A Meier Roth Contr. IRA

By:	/s/ Craig A Meier
Name:	Craig A Meier
Title (if applicable): Beneficiary

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Anthony Ciaccio

By:	/s/ Anthony Ciaccio
Name:	Anthony Ciaccio
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Aristes Wilson

By:	/s/ Aristes Wilson
Name:	Aristes Wilson
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Bee Cave Capital, LLC

By:	/s/ Kurt R. Wilkin
Name:	Kurt R. Wilkin
Title (if applicable): Member

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Bobby Johnson

By:	/s/ Bobby Johnson
Name:	Bobby Johnson
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Charles B Garren Jr & Michele T Garren

By:	/s/ Charles B Garren Jr & Michele T Garren
Name:	Charles B Garren Jr & Michele T Garren
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Charles R Peissel

By:	/s/ Charles R Peissel
Name:	Charles R Peissel
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Christy May

By:	/s/ Christy May
Name:	Christy May
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Craig A Meier

By:	/s/ Craig A Meier
Name:	Craig A Meier
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Daniel E Lopez

By:	/s/ Daniel E Lopez
Name:	Daniel E Lopez
Title (if applicable): Self

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
David Carman

By:	/s/ David Carman
Name:	David Carman
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
David May

By:	/s/ David May
Name:	David May
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
David Rodriguez

By:	/s/ David Rodriguez
Name:	David Rodriguez
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Dorothy B Miller Estate

By:	/s/ Martin Miller
Name:	Martin Miller
Title (if applicable): Executor

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Drue Goodale

By:	/s/ Drue Goodale
Name:	Drue Goodale
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Echo Bay, Ltd.

By:	/s/ REx Bohls
Name:	REx Bohls
Title (if applicable): Pres. of Gen. Ptr.

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Elizabeth Schmidt

By:	/s/ Elizabeth Schmidt
Name:	Elizabeth Schmidt
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
EWMW Limited Partnership

By:	/s/ Richard F. Watkins
Name:	Richard F. Watkins
Title (if applicable): General Partner

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
FAI-OL Investors, LLC

By:	/s/ Gary J. Davis
Name:	Gary J. Davis
Title (if applicable): Manager

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Finn Kennedy

By:	/s/ Finn Kennedy
Name:	Finn Kennedy
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
George Belokas

By:	/s/ George Belokas
Name:	George Belokas
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
George S.Bayoud Jr.

By:	/s/ George S. Bayoud Jr.
Name:	George S. Bayoud Jr.
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Greg Block

By:	/s/ Greg Block
Name:	Greg Block
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Gregory A. Peters

By:	/s/ Gregory A. Peters
Name:	Gregory A. Peters
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Harry B. Friedman, II

By:	/s/ Harry B. Friedman, II
Name:	Harry B. Friedman, II
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Highgate Power

By:	/s/ Ralph Abendshein
Name:	Ralph Abendshein
Title (if applicable): Manager

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
James C. Bohls

By:	/s/ James C. Bohls
Name:	James C. Bohls
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Jane Bohls Trust

By:	/s/ Rex Bohls
Name:	Rex Bohls

Title (if applicable): Trustee

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Janes W. Shaddix

By:	/s/ James W. Shaddix
Name:	James W. Shaddix

Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
JMNSM Living Trust dated March 1, 2013

By:	/s/ Joshua Becker
Name:	Joshua Becker

Title (if applicable): Trustee

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Joanne Grigsby

By:	/s/ Joanne Grigsby
Name:	Joanne Grigsby
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
John Bricker

By:	/s/ John Bricker
Name:	John Bricker
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
John Clinton Jones

By:	/s/ John Clinton Jones
Name:	John Clinton Jones
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
John R Hook Jr

By:	/s/ John R Hook Jr
Name:	John R Hook Jr
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
MERLE HOOK

By:	/s/ JOHN HOOK, SR
Name:	JOHN HOOK, SR
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
John N. Crew

By:	/s/ John N. Crew
Name:	John N. Crew
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Julie Nielsen

By:	/s/ Julie Nielsen
Name:	Julie Nielsen
Title (if applicable): VP Channel Partnerships

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Keith Jezek

By:	/s/ Keith Jezek
Name:	Keith Jezek
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Kelly Haas

By:	/s/ Kelly Haas
Name:	Kelly Haas
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Kruse Farms, LP

By:	/s/ William Kruse
Name:	William Kruse
Title (if applicable): Manager

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Kurt Wilkin

By:	/s/ Kurt Wilkin
Name:	Kurt Wilkin
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Kyle D. Cottington

By:	/s/ Kyle D. Cottington
Name:	Kyle D. Cottington
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Laurie Black

By:	/s/ Laurie Black
Name:	Laurie Black
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Leslie Haydon

By:	/s/ Leslie Haydon
Name:	Leslie Haydon
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Linda Claborn

By:	/s/ Linda Claborn
Name:	Linda Claborn
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Linda Roberts

By:	/s/ Linda Roberts
Name:	Linda Roberts
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Lindsey Investments LLC

By:	/s/ C.M. Lindsey
Name:	C.M. Lindsey
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Lloyd H Griffin, III

By:	/s/ Lloyd H Griffin, III
Name:	Lloyd H Griffin, III
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
LLOYD H GRIFFIN JR

By:	/s/ LLOYD GRIFFIN JR
Name:	LLOYD GRIFFIN JR
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Marc Jessup

By:	/s/ Marc Jessup
Name:	Marc Jessup
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Maria Suzanne Roberts 2018 Trust

By:	/s/ Brett Lawson
Name:	Brett Lawson
Title (if applicable): Trustee

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Mark Carter

By:	/s/ Mark Carter
Name:	Mark Carter
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Mark Hamilton (nee Cartwright)

By:	/s/ Mark Hamilton
Name:	Mark Hamilton
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Mark Solomon

By:	/s/ Mark Solomon
Name:	Mark Solomon
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Mary Watkins

By:	/s/ Mary Watkins
Name:	Mary Watkins
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Matt Coscia

By:	/s/ Matt Coscia
Name:	Matt Coscia
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Matthew Roe

By:	/s/ Matthew Roe
Name:	Matthew Roe
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Max M Miller Residuary Testamentary Trust

By:	/s/ Martin M Miller
Name:	Martin M Miller
Title (if applicable): Trustee

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Karen Michelle McLeod

By:	/s/ Karen Michelle McLeod
Name:	Karen Michelle McLeod
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Bobby Johnson

By:	/s/ Robert E Johnson
Name:	Robert E Johnson
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Nori Vaccari Starck

By:	/s/ Nori Vaccari Starck
Name:	Nori Vaccari Starck
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Open Lending Opportunity Partners, LP

By:	/s/ Richard F. Watkins
Name:	Richard F. Watkins
Title (if applicable): Manager

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Open Mortgage, LLC

By:	/s/ Scott Gordon
Name:	Scott Gordon
Title (if applicable): CEO

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Peter Kallodaychsak

By:	/s/ Peter Kallodaychsak
Name:	Peter Kallodaychsak
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Plan B Options, LP, by Pirity Partners,LLC

By:	/s/ Joseph A. Hoffman
Name:	Joseph A. Hoffman
Title (if applicable): Vice President

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
R. Steve Letbetter

By:	/s/ R. Steve Letbetter
Name:	R. Steve Letbetter
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Remick Interests

By:	/s/ Dan M Remick
Name:	Dan M Remick
Title (if applicable): General Partner

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Rex Bohls

By:	/s/ REx Bohls
Name:	REx Bohls
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Richard F. Watkins

By:	/s/ Richard F. Watkins
Name:	Richard F. Watkins
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Robbin Gordon

By:	/s/ Robbin Gordon
Name:	Robbin Gordon
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
N/a

By:	/s/ Robert L Kay
Name:	Robert L Kay
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Robert Rader

By:	/s/ Robert K. Rader
Name:	Robert K. Rader
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Robert Wilson

By:	/s/ Robert Wilson
Name:	Robert Wilson
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Suzanne Liles, Christine McMorris, Kimberly Warren

By:	/s/ Robertta J. Ligon
Name:	Robertta J. Ligon
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Toss JESSUP

By:	/s/ Ross JESSUP
Name:	Ross JESSUP
Title (if applicable): Ross JESSUP

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Ryan and Rachel Collins

By:	/s/ Ryan and Rachel Collins
Name:	Ryan and Rachel Collins
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Sarah Lackey

By:	/s/ Sarah Lackey
Name:	Sarah Lackey
Title (if applicable): CTO

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Scott Gordon

By:	/s/ Scott Gordon
Name:	Scott Gordon
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Stephanie Dawson

By:	/s/ Stephanie Dawson
Name:	Stephanie Dawson
Title (if applicable): SVP

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Steve harren

By:	/s/ Steve Harren
Name:	Steve Harren
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Steven Martin

By:	/s/ Steven Martin
Name:	Steven Martin
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Stewart Devers Jarmon

By:	/s/ Stewart Devers Jarmon
Name:	Stewart Devers Jarmon
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
T. Hartley Hall, V

By:	/s/ T. Hartley Hall, V
Name:	T. Hartley Hall, V
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
The Kirsits Living Trust

By:	/s/ Joseph E. Kirsits
Name:	Joseph E. Kirsits
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Tom Rice

By:	/s/ Tom Rice
Name:	Tom Rice
Title (if applicable): SVP-National Sales

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Tom Wunderlick

By:	/s/ Tom Wunderlick
Name:	Tom Wunderlick
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Toni Vawter

By:	/s/ Toni Vawter
Name:	Toni Vawter
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Travis somerville

By:	/s/ Travis somerville
Name:	Travis somerville
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Trey Herschap

By:	/s/ Trey Herschap
Name:	Trey Herschap
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
TROUSDALE VENTURE PARTNERS, LLC

By:	/s/ Phillip Sarofim
Name:	Phillip Sarofim
Title (if applicable): Managing Member

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Wendy Lawrence

By:	/s/ Wendy Lawrence
Name:	Wendy Lawrence
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
William Ward Greenwood

By:	/s/ William Ward Greenwood
Name:	William Ward Greenwood
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]

IN WITNESS WHEREOF, Parent and the other Persons party hereto have duly executed this Amendment as of the date first written above.

BENEFICIARY:

Name/Entity Name:
Yvette Hallidy

By:	/s/ Yvette Hallidy
Name:	Yvette Hallidy
Title (if applicable):

[Signature Page to Amendment No. 1 to Tax Receivable Agreement]